                                                                     EXHIBIT 3.3

                                     BYLAWS
                                       OF
                               STORM PRIMAX, INC.
                           (a California Corporation)

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I.  Offices..........................................................  1

     Section 1.1.............................................................  1

ARTICLE II.  Meetings of Shareholders........................................  1

     Section 2.1.  Place of Meetings.........................................  1
     Section 2.2.  Annual Meetings...........................................  1
     Section 2.3.  Special Meetings..........................................  1
     Section 2.4.  Notice of Meetings........................................  2
     Section 2.5.  Manner of Giving Notice...................................  2
     Section 2.6.  Quorum....................................................  3
     Section 2.7.  Adjourned Meeting; Notice.................................  3
     Section 2.8.  Waiver of Notice and Consent to Shareholders' Meetings....  3
     Section 2.9.  Action Without a Meeting..................................  4
     Section 2.10. Voting and Election of Directors..........................  4
     Section 2.11. Proxies...................................................  5
     Section 2.12. Inspectors of Election....................................  5

ARTICLE III.  Directors......................................................  6

     Section 3.1.  Number and Qualification of Directors.....................  6
     Section 3.2.  Powers....................................................  7
     Section 3.3.  Election and Term of Office...............................  7
     Section 3.4.  Place of Directors' Meetings..............................  7
     Section 3.5.  Regular Meetings..........................................  7
     Section 3.6.  Special Meetings, Notice and Waiver.......................  7
     Section 3.7.  Telephone Participation...................................  7
     Section 3.8.  Action Without Meeting....................................  8
     Section 3.9.  Quorum....................................................  8
     Section 3.10. Notice of Adjourned Meeting...............................  8
     Section 3.11. Organization..............................................  8
     Section 3.12. Resignation and Vacancies.................................  8
     Section 3.13. Compensation..............................................  9
     Section 3.14. Committees of Directors...................................  9
     Section 3.15. Meetings and Action of Committees......................... 10
     Section 3.16. Loans to Directors and Officers........................... 10

ARTICLE IV.  Officers.......................................................  10

     Section 4.1.  Number...................................................  10
     Section 4.2.  Election and Term of Office..............................  10
     Section 4.3.  Subordinate Officers.....................................  10
     Section 4.4.  Removal, Resignation and Vacancies.......................  11
     Section 4.5.  Chairman of the Board....................................  11
     Section 4.6.  President................................................  11
     Section 4.7.  Vice Presidents..........................................  11
     Section 4.8.  Secretary................................................  11
     Section 4.9.  Chief Financial Officer..................................  11
     Section 4.10. Salaries.................................................  12

ARTICLE V.  Indemnification of Directors, Officers,
            Employers and Other Agents......................................  12

     Section 5.1.  Indemnification of Directors.............................  12
     Section 5.2.  Indemnification of Officers, Employees and Agents........  14
     Section 5.3.  Right to Bring Suit......................................  14
     Section 5.4.  Successful Defense.......................................  14
     Section 5.5.  Nonexclusivity of Rights.................................  15
     Section 5.6.  Insurance................................................  15
     Section 5.7.  Expense as a Witness.....................................  15
     Section 5.8.  Indemnity Agreements.....................................  15
     Section 5.9.  Severability.............................................  15
     Section 5.10  Effect of Repeal or Modification.........................  15

ARTICLE VI.  Contracts, Checks, Drafts, Bank Accounts, etc..................  16

     Section 6.1.  Contracts and Other Instruments..........................  16
     Section 6.2.  Checks, Drafts, etc......................................  16

ARTICLE VII.  Certificates for Shares and Their Transfer....................  16

     Section 7.1.  Certificate for Shares...................................  16
     Section 7.2.  Transfer on the Books....................................  16
     Section 7.3.  Determination of Shareholders of Record..................  17
     Section 7.4.  Maintenance of Share Register............................  17
     Section 7.5.  Representation of Shares of Other Corporations...........  18

ARTICLE VIII.  Corporate Records............................................  18

     Section 8.1.  Maintenance of Bylaws....................................  18

     Section 8.2. Maintenance of Other Corporate Records.................... 18
     Section 8.3. Annual Report to Shareholders............................  18
     Section 8.4. Inspection by Directors..................................  18

ARTICLE IX. Fiscal Year....................................................  19

     Section 9.1...........................................................  19

ARTICLE X. Amendments......................................................  19

     Section 10.1. Amendment by Shareholders...............................  19
     Section 10.2. Amendment by Directors..................................  19

ARTICLE XI. Miscellaneous..................................................  20

     Section 11.1. Subsequent Agreement or Bylaw...........................  20
     Section 11.2. Construction and Definitions............................  20

                                     BYLAWS
                                       OF
                               STORM PRIMAX, INC.
                           (a California Corporation)

                           --------------------------


                                   ARTICLE I
                                   ---------

                                    Offices
                                    -------

     Section 1.1.   Offices may be established and maintained at such place or
     -----------
places, either within or without the State of California, as the Board of Directors may from time to time designate. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or without the State of California. If the principal executive office is located outside the State of California, and the Corporation has one or more business offices in the State of California, the Board of Directors shall fix and designate a principal business office in the State of California.


                                   ARTICLE II
                                   ----------

                            Meetings of Shareholders
                            ------------------------

     Section 2.1.   Place of Meetings.  All meetings of shareholders shall be
     -----------    -----------------
held at such place, either within or without the State of California, as the Board of Directors may designate. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

     Section 2.2.   Annual Meetings.  The annual meeting of the shareholders
     -----------    ---------------
shall be held at such place and on such date and at such time as may be designated by the Board of Directors, provided that the date so designated shall be not more than fifteen (15) months after the next preceding annual meeting.

     At each annual meeting there shall be elected a Board of Directors to serve during the ensuing year and until their successors are elected, and such other business shall be transacted as shall properly come before the meeting.

     Section 2.3.   Special Meetings.  Special meetings of the shareholders for
     -----------    ----------------
any purpose or purposes whatsoever may be called at any time by the President, or by the Board of Directors or by one or more shareholders holding in the aggregate not less than ten percent (10%) of the voting power of the Corporation. Upon request in writing, specifying the general nature of the business proposed to be transacted, to the President, or any Vice President, or the Secretary, sent by registered mail or telegraphic or other facsimile transmission or delivered to such officer in person, by any person or persons (other than the Board of Directors) entitled to call a special meeting of shareholders, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, but which shall be not less than thirty-five (35) nor more than sixty (60) days after the receipt of such request. If such notice shall not be given within twenty (20) days after the date of receipt of such request, the person or persons entitled to call the meeting may fix the time of meeting and give the notice thereof in the manner provided by law or in these Bylaws. Nothing in the paragraph shall limit, fix, or affect the time or notice requirements for shareholder meetings called by the Board of Directors.

     Section 2.4.   Notice of Meetings.  Except as provided by Section 2.3 of
     -----------    ------------------
these Bylaws, written notice of each meeting of shareholders, whether annual or special, shall be sent or otherwise given not less than ten (10) nor more than sixty (60) days before the meeting to each shareholder entitled to vote thereat. Such notice shall specify the place, the date and the hour of the meeting and
(i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by shareholders. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     The notice shall also state the general nature of any proposed action at the meeting to approve:

          (a) A transaction in which a director has a financial interest, within the meaning of Section 310 of the California Corporations Code;

          (b) An amendment of the Articles of Incorporation under Section 902 of the Code;

          (c) A reorganization under Section 1201 of that Code;

          (d) A voluntary dissolution of the corporation under Section 1900 of that Code; or

          (e) A distribution in dissolution that requires approval of the outstanding shares under Section 2007 of that Code.

     Section 2.5.   Manner of Giving Notice.  A notice of any meeting of
     -----------    -----------------------
shareholders may be given to any shareholder personally or by sending a copy of the notice through the mail or other means of written communication, with charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Corporation, or given by the shareholder to the Corporation for the purpose of notice, or, if no address is so given, addressed to the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice is deemed to have been given at the time it was delivered personally, deposited in the mail, or sent by other means of written communication.

     If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation marked to indicate that the carrier is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder on written demand of the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice to all other shareholders.

     Section 2.6.   Quorum.  The presence in person or by proxy of the holders
     -----------    ------
of a majority of the shares entitled to vote at the meeting shall constitute a quorum for the transaction of business at any annual or special meeting of shareholders. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in the next paragraph.

     The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken, other than adjournment, is approved by the holders of at least a majority of the shares, present in person or represented by proxy, required to constitute a quorum.

     Section 2.7.   Adjourned Meeting; Notice.  Any shareholders' meeting,
     -----------    -------------------------
annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.6 of these Bylaws.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than forty-five (45) days from the date set for the original meeting, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. At any adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

     Section 2.8.   Waiver of Notice and Consent to Shareholders' Meetings.  The
     -----------    ------------------------------------------------------
transactions of any meeting of shareholders, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the intended business or the purpose of the meeting, except that if action is taken or proposed to be taken regarding any of the matters specified in Section 601(f) of the California Corporations Code or applicable successor statute, the general nature of the action or proposed action must be stated in the waiver of notice or consent.
All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included if that objection is expressly made at the meeting.

     Section 2.9.   Action Without a Meeting.  Any action which may be taken at
     -----------    ------------------------
any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In the case of the election of directors, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board of Directors, other than to fill a vacancy created by removal, that has not been filled by the directors by the written consent of a majority of the outstanding shares entitled to vote for the election of directors.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, (i) notice of any shareholder approval pursuant to Section 310, 317, 1201 or 2007 of the California Corporations Code without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval and (ii) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, in each case to those shareholders entitled to vote who have not consented in writing.

     Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary.

     Section 2.10.  Voting and Election of Directors.  Every shareholder shall
     ------------   --------------------------------
be entitled to one vote on each matter submitted to a vote of the shareholders for each full share of the Corporation held, and to cumulate such votes at any election of directors under the conditions prescribed by law. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the Articles of Incorporation.

     At a meeting of the shareholders at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholders' shares) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder determines. The candidates receiving the highest number of affirmative votes entitled to be voted for them, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

     Section 2.11.  Proxies.  Every person entitled to vote on any matter at any
     ------------   -------
meeting of shareholders shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at a meeting and voting in person by, the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy.

     Proxies stating on their face that they are irrevocable shall be governed by Sections 705(e) and 705(f) of the California Corporations Code or any applicable successor statute.

     Section 2.12. Inspectors of Election.  Before any annual or special meeting
     ------------  ----------------------
of shareholders, the Board of Directors may appoint any person or persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one
(1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b) Receive votes, ballots, or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d) Count and tabulate all votes or consents;

          (e) Determine when the polls shall close;

          (f)  Determine the result; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                  ARTICLE III
                                  -----------

                                   Directors
                                   ---------

     Section 3.1.   Number and Qualification of Directors.  The number of
     -----------    -------------------------------------
directors of the Corporation shall be not less than five (5) nor more than seven
(7). The exact number of directors shall be seven (7) until changed within the limits specified above by a Bylaw amending this Section 3.1, duly adopted by the Board of Directors or by the shareholders. The indefinite number of directors may be changed or a definite number of directors may be fixed without provisions for an indefinite number, by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. Directors need not be shareholders.

     Section 3.2.   Powers.  Except as otherwise provided by law or by the
     -----------    ------
Articles of Incorporation, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under direction of the Board of Directors.

     Section 3.3.   Election and Term of Office.  The directors shall be elected
     -----------    ---------------------------
at each annual meeting of the shareholders to hold office until their respective successors are elected, or until death, resignation or removal.

       Section 3.4. Place of Directors' Meetings.  Meetings of the directors may
       -----------  ----------------------------
be held at any place within or without the State of California which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, designated by resolution of the Board of Directors. In the absence of any such designation, meetings of directors shall be held at the principal executive office of the Corporation.

     Section 3.5.   Regular Meetings.  Immediately following the adjournment of
     -----------    ----------------
the shareholders' meeting at which directors are elected, a meeting of directors shall be held for the purpose of organizing the Board, electing officers and transacting such other business as may come before the meeting. Thereafter, regular meetings shall be held at such times and places as the Board, by resolution, may designate from time to time. Notice of regular meetings need not be given.

     Section 3.6.   Special Meetings, Notice and Waiver.  Special meetings of
     -----------    -----------------------------------
the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, or by the President, or by any Vice President, or by the Secretary or by any two (2) directors. Special meetings shall be held on at least four (4) days notice by mail or forty-eight (48) hours notice delivered personally or by telephone or telegraph. Oral notice given personally or by telephone may be transmitted either to the director or to a person at the director's office who can reasonably be expected to communicate it promptly to the director. Written notice, if used, shall be addressed to each director at his or her address shown on the corporate records. The notice need not specify the purpose of the meeting, nor need it specify the place if the meeting is to be held at the principal executive office of the Corporation. Notice of adjournment of a meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned, provided that if a meeting is adjourned for more than twenty-four hours, notice of the time and place of the adjourned meeting shall be given in the manner prescribed in these Bylaws to directors who were not present at the time of adjournment. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or a consent to holding such meeting or an approval of the minutes thereof and if none of the directors present have protested, prior to the commencement of the meeting, the lack of notice. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 3.7.   Telephone Participation.  Members of the Board of Directors
     -----------    -----------------------
may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

     Section 3.8.   Action Without Meeting.  Any action required or permitted to
     -----------    ----------------------
be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.


     Section 3.9.   Quorum.  A majority of the authorized number of directors
     -----------    ------
shall constitute a quorum for the transaction of business, except to adjourn. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, except as otherwise required by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 3.10.  Notice of Adjourned Meeting.  A majority of the directors
     ------------   ---------------------------
present, whether or not constituting a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in these Bylaws, to the directors who were not present at the time of the adjournment.

     Section 3.11.  Organization.  The Chairman of the Board, or, in the absence
     ------------   ------------
of the Chairman of the Board, the President or, in the absence of both such officers, any director selected by the directors present, shall preside at meetings of the Board of Directors. The Secretary of the Corporation, or, in the Secretary's absence, any person appointed by the presiding officer, shall act as Secretary of the Board of Directors.

     Section 3.12.  Resignation and Vacancies.  A vacancy or vacancies in the
     ------------   -------------------------
Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors is elected, to elect the number of directors to be voted for at that meeting.

     Any director of the Corporation may resign at any time by giving written notice to the President or the Secretary of the Corporation, or to the Board of Directors. Such resignation shall take effect at the time of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Any vacancies on the Board of Directors, excluding vacancies created by removal of directors, may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office at a meeting of the Board, or by a sole remaining director. Vacancies created by the removal of directors may be filled only by approval of the shareholders. The shareholders may also elect a director at any time to fill any other vacancy not filled by the directors.

     Section 3.13.  Compensation.  Directors, as such, may receive such
     ------------   ------------
compensation, if any, for their services, and such reimbursement of expenses of attendance, if any, as may be fixed or determined by resolution of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving in any other capacity or receiving compensation for any such service.

     Section 3.14.  Committees of Directors.  The Board of Directors may, by
     ------------   -----------------------
resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

          (a) the approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

          (b) the filling of vacancies on the Board of Directors or in any committee;

          (c) the fixing of compensation of the directors for serving on the Board or on any committee;

          (d) the amendment or repeal of these Bylaws or the adoption of new Bylaws;

          (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

          (f) a distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range set forth in the Articles of Incorporation or determined by the Board of Directors; or

          (g) the appointment of any other committees of the Board of Directors or the members of such committees.

     Section 3.15.  Meetings and Action of Committees.  Meetings and action of
     ------------   ---------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Sections 3.4 (place of meetings), 3.5 (regular meetings), 3.6 (special meetings, notice and waiver), 3.7 (telephone participation), 3.8 (action without a meeting), 3.9 (quorum), and 3.10 (adjournment), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

     Section 3.16.  Loans to Directors and Officers.  The Corporation may make
     ------------   -------------------------------
any loan of money or property to, or guaranty the obligation of, any director or officer of the Corporation or any parent, subject to the limitations contained in Section 315 of the California Corporations Code, or any successor statute. In addition, if these Bylaws have been approved by the shareholders of the Corporation and at such time as the Corporation has outstanding shares of record held by one hundred (100) or more persons, the Board of Directors alone may by resolution approve (i) any loan of money or property to, or guaranty of the obligation of, any director or officer of the Corporation or any subsidiary, or
(ii) an employee benefit plan authorizing such a loan or guaranty; provided that the Board determines such loan, guaranty or plan may reasonably be expected to benefit the Corporation, and that such approval be by a vote sufficient without counting the vote of any interested director or directors.


                                   ARTICLE IV
                                   ----------

                                    Officers
                                    --------

     Section 4.1.   Number.  The officers of the Corporation shall be a
     -----------    ------
President, a Secretary, and a Chief Financial Officer and such other officers, including a Chairman of the Board and one or more Vice Presidents, as may be elected by the Board of Directors or appointed in accordance with the provisions of Section 4.3 of these Bylaws. Any two or more of such offices may be held by the same person.

     Section 4.2.   Election and Term of Office.  Each officer, except such
     -----------    ---------------------------
officers as may be appointed in accordance with the provisions of Section 4.3 of these Bylaws, shall be chosen by the Board of Directors and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 4.3.   Subordinate Officers.  The Board of Directors may appoint
     -----------    --------------------
such other officers or agents as the business of the Corporation may require, including one or more Assistant Secretaries and Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to appoint any such subordinate officers or agents.

     Section 4.4.   Removal, Resignation and Vacancies.  Subject to the rights,
     -----------    ----------------------------------
if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, or, except in the case of any officer elected by the Board of Directors, by any committee or superior officer or officers having the power to appoint such officer. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     A vacancy in any office arising from any cause may be filled in the manner prescribed in these Bylaws for appointment or election to such office.

     Section 4.5.   Chairman of the Board.  The Chairman of the Board, if such
     -----------    ---------------------
an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the Bylaws.

     Section 4.6.   President.  The President shall be the chief executive
     -----------    ---------
officer of the Corporation and shall have general supervision over the business and affairs of the Corporation, subject, however, to the control of the Board of Directors. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there is none, of the Board of Directors. The President may sign and execute, in the name of the Corporation, deeds, mortgages, bonds, notes, contracts and other instruments authorized by the Board of Directors, and, in general, shall have all powers and perform all duties as are incident to the office of President, or as are prescribed by the Board of Directors.

     Section 4.7.   Vice Presidents.  The Vice President or Vice Presidents, if
     -----------    ---------------
any, shall possess such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or by the President.

     Section 4.8.   Secretary.  The Secretary shall see that all notices are
     -----------    ---------
duly given in accordance with the provisions of these Bylaws or as required by law; shall keep the minutes of all proceedings of meetings of shareholders, the Board of Directors and committees, if any, of the Board of Directors; shall keep such records of shareholders as shall be required by law; and shall perform such other duties as are incident to such office or as are assigned by the Board of Directors or by the President.

     Section 4.9.   Chief Financial Officer.  The Chief Financial Officer, who
     -----------    -----------------------
may be designated as the Vice President-Finance or Treasurer, shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares.

     The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the President.

     Section 4.10.  Salaries.  The salaries of the officers shall be fixed from
     ------------   --------
time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the Corporation.

                                   ARTICLE V
                                   ---------

                    Indemnification of Directors, Officers,
                    ---------------------------------------
                          Employers and Other Agents
                          --------------------------

     Section 5.1.  Indemnification of Directors.  Each person who was or is
     -----------   ----------------------------
a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (hereinafter, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer (provided, however, that this
                                                 --------  -------
Section 5.1 shall apply to an officer only if such officer is also a director) of the Corporation or is or was serving at the request of the Corporation as a director, or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit or welfare plan, or other enterprise, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as such a director, or officer, employee or agent, shall, subject to the terms of any agreement between the Corporation and such person, be indemnified and held harmless by the Corporation to the fullest extent permissible under applicable law and the Corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties assessed with respect to any employee benefit or welfare plan, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that (a) the Corporation shall
                              --------  -------
indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation;
(b) the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof), other than a proceeding by or in the name of the Corporation to procure a judgment in its favor, only if any settlement of such a proceeding is approved in writing by the Corporation; (c) no such person shall be indemnified (i) except to the extent that the aggregate of losses to be indemnified exceeds the amount of such losses for which such person is paid pursuant to any directors' and officers' liability insurance policy maintained by the Corporation; (ii) on account of any suit in which judgment is rendered against such person for an accounting of profits made from the purchase or sale by such person of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or similar provisions of any federal, state or local statutory law; (iii) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful; or (iv) as to circumstances in which indemnification is expressly prohibited by Section 317 of the General Corporation Law of the State of California (the "Law"); (d) that no such person shall be indemnified with regard to any action brought by or in the right of the Corporation for breach of duty to the corporation and its shareholders (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (ii) for acts or omissions that such person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of such person; (iii) for any transaction from which such person derived an improper personal benefit; (iv) for acts or omissions that show a reckless disregard for such person's duty to the Corporation or its shareholders in circumstances in which such person was aware, or should have been aware, in the ordinary course of performing such person's duties, of a risk of serious injury to the Corporation or its shareholders; (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of such person's duties to the Corporation or its shareholders; or
(vi) for costs, charges, expenses, liabilities and losses arising under Section 310 or Section 316 of the Law; and (e) no such person shall be indemnified to the extent such person is entitled to indemnification from another corporation, partnership, joint venture, trust, employee benefit or welfare plan with which such person is or was serving as a director, officer, employee or agent at the request of the Corporation. The right to indemnification conferred in this
Section 5.1 of this Article shall be a contract between the Corporation and each person entitled to indemnification hereunder who serves in any capacity specified in this Section 5.1 of this Article at any time while these provisions as well as the relevant provisions of the Law and the Corporation's Articles of Incorporation are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such person. The right to indemnification conferred in this Section 5.1 of this Article shall include the right to be paid by the Corporation expenses incurred in defending any proceeding in advance of its final disposition; provided,
                                                                 --------
however, that if the Law requires the payment of such expenses incurred by a
- -------
director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit or welfare plan) in advance of the final disposition of a proceeding, such advances shall be made only upon delivery to the Corporation of a written undertaking, by or on behalf of such director, to repay all amounts to the Corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

     Section 5.2.  Indemnification of Officers, Employees and Agents.  A
     -----------   -------------------------------------------------
person who was or is a party or is threatened to be made a party to or is involved in any proceeding by reason of the fact that he or she is or was an officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit or welfare plan, or other enterprise, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as such a director, officer, employee or agent, may upon the decision of the Board of Directors, subject to the terms of any agreement between the Corporation and such person, be indemnified and held harmless by the Corporation to the fullest extent permitted under applicable law and the Corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties assessed with respect to any employee benefit or welfare plan, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. The immediately preceding sentence is not intended to be and shall not be considered to confer a contract right on any such person.

     Section 5.3.  Right to Bring Suit.  If a claim under Section 5.1 of
     -----------   -------------------
this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to such action or create a presumption for the purposes of such action that the claimant has not met the applicable standard of conduct.

     Section 5.4.  Successful Defense.  Notwithstanding any other provision
     -----------   ------------------
of this Article, to the extent that a person referred to in Section 5.1 of this Article has been successful on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice or the settlement of a proceeding or action without admission of liability) in defense of any proceeding referred to in Section 5.1 of this Article or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including, without limitation, attorneys' fees) actually and reasonably incurred in connection therewith.

     Section 5.5.  Nonexclusivity of Rights.  The right to indemnification
     -----------   ------------------------
provided by this Article shall not be exclusive of nor limit any other right which any person may have or hereafter acquire under any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 5.6.  Insurance.  The Corporation may maintain insurance, at
     -----------   ---------
its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit or welfare plan, or other enterprise against any expense, liability or loss, asserted against such person or incurred by such person, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Law, the Articles of Incorporation of the Corporation or this Article.

     Section 5.7.  Expense as a Witness.  To the extent that any director,
     -----------   --------------------
officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

     Section 5.8.  Indemnity Agreements.  The Corporation may enter into
     -----------   --------------------
agreements with any director, officer, employee or agent of the Corporation, or any person who serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit Go welfare plan, or other enterprise, providing for indemnification to the fullest extent permissible under the Law and the Corporation's Articles of Incorporation.

     Section 5.9.  Severability.  Each and every paragraph, sentence, term
     -----------   ------------
and provision of this Article is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid, unlawful or unenforceable for any reason, such invalidity, unlawfulness or unenforceability shall not affect the validity, lawfulness or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Article may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Article and any agreement between the Corporation and such claimant, the broadest possible indemnification permitted under applicable law.

     Section 5.10  Effect of Repeal or Modification.  Any repeal or
     ------------  --------------------------------
modification of this Article shall not adversely affect any right of indemnification of a person referred to in Section 5.1 of this Article existing at the time of such repeal or modification with respect to any action or omission occurring prior to such repeal or modification.


                                  ARTICLE VI
                                  ----------

                Contracts, Checks, Drafts, Bank Accounts, etc.
                ----------------------------------------------

     Section 6.1.  Contracts and Other Instruments.  Except as in these
     -----------   -------------------------------
Bylaws otherwise provided, the Board of Directors may authorize any officer or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. No officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its assets or credit or to subject it to any liability for any purpose or in any amount unless that person was acting with authority duly granted by the Board of Directors as provided in these Bylaws, or unless an unauthorized act was later ratified by the Corporation.

     Section 6.2.  Checks, Drafts, etc.  The Board of Directors may by
     -----------   -------------------
resolution authorize from time to time such person or persons as it may designate to sign and/or countersign checks or drafts drawn on the funds of the Corporation, and may also by resolution authorize any officer of the Corporation to designate from time to time any person or persons to sign and/or countersign checks or drafts drawn on the funds of the Corporation.


                                  ARTICLE VII
                                  -----------

                   Certificates for Shares and Their Transfer
                   ------------------------------------------

     Section 7.1.  Certificate for Shares.  Certificates for shares of the
     -----------   ----------------------
Corporation shall be in such form as shall be required by law and as shall be approved by the Board of Directors. Each certificate for shares shall be signed by (a) the President or a Vice President and (b) by the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be facsimile.


     In case any officer, transfer agent or registrar who shall have signed, or whose facsimile signature or signatures shall have been written, printed or stamped, on any certificate or certificates for shares of the Corporation shall cease to be such officer, transfer agent or registrar, before such certificate or certificates shall have been issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 7.2.  Transfer on the Books.  Upon surrender to the Secretary
     -----------   ---------------------
or transfer agent (if any) of the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Secretary or transfer agent (if any) shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon the books of the Corporation. The Board of Directors may authorize the issuance of a new certificate for shares alleged to have been lost, stolen or destroyed and may, in its discretion, require that the Corporation first be furnished with such security or indemnity or both as it may deem proper. The Board of Directors may make such additional rules and regulations, not inconsistent with law or with these Bylaws, as it may deem expedient, concerning the issuance, transfer and registration of certificates for shares, and may appoint one or more transfer agents or registrars or both.

     Section 7.3.  Determination of Shareholders of Record.  The Board of
     -----------   ---------------------------------------
Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or to take any action by written consent, or entitled to receive any dividend or distribution or any allotment of rights, or to exercise rights in respect of any other lawful action, and in such case only shareholders of record at the close of business on the date so fixed shall be entitled to notice of and to vote at the meeting or by written consent, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after such record date. Such record date shall be not more than sixty (60) days prior to the date of the meeting or event for the purposes of which it is fixed, and, in the case of a record date for the determination of shareholders entitled to notice of and to vote at any meeting or to take any action by written consent, such record date shall be not less than ten (10) days prior to the date of the meeting or date as of which consents are taken.

     If no record date is fixed:

     The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

          The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the both day prior to the date of such other action, whichever is later.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     Section 7.4.  Maintenance of Share Register.  The Corporation shall
     -----------   -----------------------------
keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder. A shareholder shall have the right to input and copy the share register as provided by Section 1600 of the Corporations Code or any applicable successor statute.

     Section 7.5.  Representation of Shares of Other Corporations.  The
     -----------   ----------------------------------------------
Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by proxy duly executed by these officers.


                                  ARTICLE VIII
                                  ------------

                               Corporate Records
                               -----------------

     Section 8.1.  Maintenance of Bylaws.  The Corporation shall keep at
     -----------   ---------------------
its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in the State of California, the original or a copy of the Bylaws as amended to date. If the principal executive office of the Corporation is outside the State of California and the Corporation has no principal business office in the State of California, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the Bylaws as amended to date.

     Section 8.2.  Maintenance of Other Corporate Records.  The accounting
     -----------   --------------------------------------
books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

     Section 8.3.  Annual Report to Shareholders.  Until such time as the
     -----------   -----------------------------
Corporation has one hundred (100) or more holders of record of its shares, the annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the Corporation as they consider appropriate.

     Section 8.4.  Inspection by Directors.  Every director shall have the
     -----------   -----------------------
absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. This inspection may be made in person or by agent or attorney and includes the right to copy and make extracts of documents.

                                  ARTICLE IX
                                  ----------

                                  Fiscal Year
                                  -----------

     Section 9.1.  The fiscal year of the Corporation shall be fixed and
     -----------
may be changed from time to time by resolution of the Board of Directors.


                                   ARTICLE X
                                   ---------

                                   Amendments
                                   ----------

     Section 10.1.  Amendment by Shareholders.  New Bylaws may be adopted
     ------------   -------------------------
or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the Corporation set forth the number of authorized directors of the Corporation, the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.

     Section 10.2.  Amendment by Directors.  Subject to the rights of the
     ------------   ----------------------
shareholders as provided in Section 10.1, these Bylaws, other than a Bylaw or an amendment of a Bylaw changing the authorized number of directors, may be amended or repealed by the Board of Directors; provided, however, that the Board of Directors may adopt a Bylaw or amendment of a Bylaw changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in Section 3.1 of these Bylaws.


                                   ARTICLE XI
                                   ----------

                                 Miscellaneous
                                 -------------

     Section 11.1.  Subsequent Agreement or Bylaw.  If (a) any two or more
     ------------   -----------------------------
shareholders shall enter into any agreement abridging, limiting or restricting the rights of any one or more of them to sell, assign, transfer, mortgage, pledge, hypothecate or transfer on the books of the Corporation any or all of the shares held by them, and if a copy of such agreement shall be filed with this Corporation, or if (b) shareholders entitled to vote shall adopt any Bylaw provision abridging, limiting or restricting the aforesaid rights of any shareholders, then, and in either of such events, all certificates or shares subject to such abridgements, limitations or restrictions shall have a reference thereto enforced thereon by an officer and such certificates shall not thereafter be transferred on the books of the Corporation except in accordance with the terms and provisions of such agreement or Bylaws, as the case may be; provided, that no restriction shall be binding with respect to shares issued prior to adoption of the restriction unless the holders of such shares voted in favor of or consented in writing to the restrictions.

     Section 11.2.  Construction and Definitions.  Unless the context requires
     ------------   ----------------------------
otherwise, the general provisions, rules of construction, and definitions in Sections 100 through 195 of the California Corporations Code or any applicable successor statute shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes a corporation and a natural person.

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

                            CERTIFICATE OF SECRETARY

     I, the undersigned, do hereby certify:

     1. That I am the duly elected and acting Secretary of Storm Primax, Inc., a California corporation.

     2. That the foregoing bylaws constitute the bylaws of said corporation as adopted by the Directors of this corporation by unanimous written consent on February 1, 1990.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 1st day of February, 1990.


                                    ---------------------------------------
                                    Secretary

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